UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2022

DPCM Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39638	85-0525645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

382 NE 191 Street, #24148
Miami, FL	33179
(Address of principal executive offices)	(Zip Code)

(305) 857-5086

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on February 7, 2022, DPCM Capital, Inc., a Delaware corporation (the “SPAC”), D-Wave Quantum Inc., a Delaware corporation (“NewCo”), DWSI Holdings Inc., a Delaware corporation (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation (“ExchangeCo”) and together with SPAC, NewCo, Merger Sub and CallCo, (the “SPAC Parties”), and D-Wave Systems Inc., a British Columbia company (the “Company”), entered into a transaction agreement (the “Transaction Agreement”). The transactions contemplated by the Transaction Agreement (the “Transaction”) is described in the definitive proxy statement filed by SPAC with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2022, as supplemented (the “Proxy Statement”).

On August 5, 2022, the Transaction was consummated in accordance with the terms of the Transaction Agreement. As a result of the Transaction, the SPAC became a wholly-owned subsidiary of NewCo.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Transaction, on August 5, 2022, the SPAC notified the New York Stock Exchange (“NYSE”) of the consummation of the Transaction and requested (i) that NYSE suspend trading of the SPAC’s Class A common stock, par value $0.0001 per share (“SPAC Class A Common Stock” and together with the SPAC’s Class B common stock, par value $0.0001 per share, “SPAC Common Stock”), the SPAC’s warrants to purchase SPAC Common Stock and the SPAC’s units, each comprised of one share of SPAC Class A Common Stock and one-third of a warrant to purchase shares of SPAC Common Stock (collectively, the “SPAC Securities”), effective August 5, 2022, and (ii) to file with the SEC a Form 25 to delist the SPAC Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The SPAC intends to file a certification on Form 15 with the SEC to deregister the SPAC Securities and suspend the SPAC’s obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Transaction, a change in control of the SPAC occurred and the SPAC became a wholly-owned subsidiary of NewCo.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Transaction, the following officers and directors of the SPAC ceased to hold their respective positions: Kyle Wood ceased to be Chief Legal Officer and Secretary; and the following individuals also ceased to be directors: Emil Michael, Desiree Gruber, Peter Diamandis and Denmark West.

Item 7.01.	Regulation FD Disclosure.

NewCo’s common stock and warrants commenced trading on the NYSE under the ticker symbols “QBTS” and “QBTS.WS”, respectively, on August 8, 2022.

Forward-Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding the timing of the filing of Form 15. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including risks relating to general economic conditions, risks relating to the immaturity of the quantum computing market and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s Annual Report on Form 10-K filed with the SEC on March 15, 2022, in the Proxy Statement and other filings with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that NewCo, SPAC, or the Company will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

By:	/s/ Emil Michael
Name:	Emil Michael
Title:	Chief Executive Officer

Dated: August 10, 2022